Investor Relations Day June 25, 2019 | NYC

Forward Looking Statements Disclosure Today’s presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements, which include statements regarding our ability to leverage our strong demand execution capabilities across all business segments; our growth opportunities and strategies for each of our business segments and potential positive impact to our financial and operational results; the opportunity to expand our business through acquisitions; the potential to grow our national footprint and customer base (including to 3PLs and international freight forwarders); the impact of our IT initiatives including business intelligence tools such as data-driven pricing and improved operating systems; positive effects of safety, sustainability and community initiatives; expected capital allocation activities including expectations relating to capital expenditures, dividends, share repurchases and leverage; and medium-term revenue, EBIT and ROIC goals are based on Forward Air’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Forward Air’s reports and filings with the Securities and Exchange Commission. To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included the following non-GAAP financial information in this presentation: adjusted revenue, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted operating income, adjusted operating margin, adjusted income taxes, adjusted net income, adjusted EPS and free cash flow. The reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because these non-GAAP financial measures exclude certain items as described herein, they may not be indicative of the results that the Company expects to recognize for future periods. As a result, these non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. 2

Agenda & Things to Know Beyond 2019 8:30 – 9:00 THINGS TO KNOW Investor Day Guides are on each table with maps, Wi-Fi details and additional information Business Unit Reviews 9:00 – 10:15 Restrooms are located outside the Foyer in the Reception on your right Please mute cell phones and electronic devices Break 10:15 – 10:30 SAFETY BRIEFING Your location is 700 5th Ave, New York, NY 10019, Gramercy Room Corporate Support 10:30 – 11:00 Please note of the locations of the exits, stairs and shelter-in-place There are two defibrillators on property, one in the gym located on the 22nd floor Financial Overview 11:00 – 11:15 and the other in the Security Office Q&A 11:15 – 11:50 IN CASE OF EMERGENCY Dial ext. 8888 or 911. In an event requiring first aid, dial ext. 3969 Closing Remarks 11:50 – 12:00 If evacuation is necessary, the Fire & Life Safety director on property will make an announcement via a public address system 3

Legend 3PL Third Party Logistics Company FINAL MILE B2C Heavy Bulky Delivery & Installation A2A Airport-to-Airport FWRD Forward Air B2B Business-to-Business GSA General Sales Agent B2C Business-to-Consumer LTL Less-than-Truckload BCO Beneficial Cargo Owner PUD Pickup and Delivery CFS Container Freight Station TL Truckload D2D Door-to-Door TLS Truckload Premium Services 4

Beyond 2019

History Origins: Expedited Ground Alternative to Airline Linehaul 1981 – Landair Services “Time definite Truckload services for the air cargo industry” Asset-based Truckload 1990 – Forward Air Operations “Scheduled LTL services to air freight forwarders, air cargo carriers & airlines” of Landair Services Asset-light LTL 1.2M lbs/week 1993 – Landair IPO 1998 – Forward Air Separation “Largest and most comprehensive surface transportation network for deferred air freight” (Landair spin-off) 17.3M lbs/week • Speedy (1994) • Dedicated Transportation Services (2000) • TQI Holdings (2013) • Rocket/Red Arrow (1996) • Expedited Delivery Services (2001) Organic • CST + 8 tuck-ins (2014-2018) • Adams Air Cargo (1997) • Xpress Global (2005) + M&A • Towne Air Freight (2015) Growth • Quick Delivery Service (1999) • Black Hawk Freight Services (2007) • FSA Logistix (2019) • LTD Air Cargo (1999) • USAC (2007) + Service Express (2008) + Pinch (2008) 2019 “Asset-light freight and logistics company” Expedited LTL: 50.2M lbs/week 6

Grounding Air Freight Simple Concept: Grounding an Airline Freight Move Benefits Cheaper On Time Less Carbon Emissions 7

Precision Execution 38 Years of A2A Experience Trained Our Precision Execution “Muscle” Expedited Services Scheduled Network Tight Time Windows A2A Premium Handling Precision Execution Asset Light 8

Muscle Development

Training, Developing and Building Customer Trust in Our Precision Execution

Train

- Trained our precision execution muscle for over 30 years doing what we do best over a million times
- Think Malcolm Gladwell's 10,000 hours of practice rule

"The 10,000 hours rule says that if you look at any kind of cognitively complex field, from playing chess to being a neurosurgeon, we see this incredibly consistent pattern that you cannot be good at that unless you practice for 10,000 hours." – Malcom Gladwell

Stretch

- Stretching a muscle leads to increased muscle control, flexibility and range of motion
- For us, this reflects stretching LTL beyond A2A and into PUD. Then stretching that same precision execution muscle into Final Mile, Premium Intermodal Drayage, aggregation into Truckload and scheduled mall deliveries


NEAR
STRETCH
FAR
STRETCH

Trust

- Trust is a muscle too, and it's a muscle that can only be strengthened through exercising it
- Customers start to trust in our muscle, and the reliability of our operations

Our customers can focus on whatever is important for them.

You do what you do best.
We've got you covered.

9

Forward Air Portfolio Stretching this Muscle to Other Modes LTL Pickup & Delivery Final Mile Intermodal Drayage A2A Expedited Truckload Precision Execution Pool Distribution 10

Freight Move Examples Origins: Airport to Airport Freight Linehaul (“Middle Mile”) LTL A2A TERMINAL TERMINAL 11

LTL Footprint 12

Freight Move Examples Stretching to Pickup and Delivery for Door-to-Door Moves LTL A2A TERMINAL TERMINAL LTL B2B D2D DC TERMINAL DC LTL B2C D2D DC TERMINAL HOME 13

LTL Footprint with Pickup and Delivery 14

Freight Move Examples Stretching to Final Mile LTL A2A TERMINAL TERMINAL LTL B2B D2D DC TERMINAL DC LTL B2C D2D DC TERMINAL HOME Final Mile TERMINAL HOME 15

Final Mile Footprint 16

Freight Move Examples Stretching to Premium Intermodal Drayage LTL A2A TERMINAL TERMINAL LTL B2B D2D DC TERMINAL DC LTL B2C D2D DC TERMINAL HOME Final Mile TERMINAL HOME Intermodal RAILHEAD / PORT DC 17

Intermodal Footprint 18

Freight Move Examples Stretching to Expedited Truckload LTL A2A TERMINAL TERMINAL LTL B2B D2D DC TERMINAL DC LTL B2C D2D DC TERMINAL HOME Final Mile TERMINAL HOME Intermodal RAILHEAD / PORT DC Expedited TL DC / AIRPORT DC 19

TLS Footprint 20

Freight Move Examples

Stretching to Pool Distribution

LTL A2A	TERMINAL		TERMINAL
LTL B2B D2D	DC	TERMINAL	DC
LTL B2C D2D	DC	TERMINAL	HOME
Final Mile	TERMINAL		HOME
Intermodal	RAILHEAD / PORT		DC
Expedited TL	DC / AIRPORT		DC
Pool Distribution	DC	TERMINAL	RETAIL OUTLET

21

Pool Distribution Footprint 22

New Forward Air When it is bigger than a box and it really matters, “Think Forward” 23

Forward Air Footprint 24

Mega Trends Supply Chain Trends Increasingly Demand Precision Execution E-Commerce Final Mile Precision Omni Growth Execution Channel Regional Supply Chain 25

Strategy Leveraging our Precision Execution Capabilities to Drive Profitable Growth LTL Network Growth Intermodal and Final Mile Expansion Grow PUD volumes Grow through acquisition . Class-based shipments Expand via greenfield opportunities . Legacy Complete Grow with other Intermediaries . International Freight Forwarders Premium Services Growth . 3PLs Increase network density Grow Expedited Truckload brokerage Expand terminal footprint Expand Pool Distribution into new verticals 26

Addressable Market Significant Opportunity for Future Growth Source: Studies performed by Tompkins International and SJ Consulting LTM Business Unit Revenue TAM TAM Comments $M at 3/31/19 $M Expedited LTL 756 5,500 $1,500 traditional A2A + $4,000 3PL Intermodal 207 7,100 Midwest + SE region Truckload Premium Services 192 3,000 $1,500 expedited + $1,500 medical / refrigerated Pool Distribution 197 4,000 $1,500 retail + $2,500 other verticals Intercompany Eliminations (12) Total 1,340 19,600 FSA Logistix (run rate) 75 6,800 Pro Forma 1,415 26,400 ~ 5% of estimated total addressable market 27

Operating Model Driven By Teams that Focus on What They Do Best Growth Management Compete Sales Pricing Business Development Collectively Marketing Customer Service Expedited LTL Intermodal Truckload Pool Focused LTL Operations Operations Operations Operations Factories Final Mile Operations Shared Services Shared Support Finance & Accounting Insurance & Claims Recruiting Legal Human Resources IT 28

Management Team

Seasoned Leadership Team

Tom Schmitt Chairman, President and CEO	› As of September 1, 2018 › Previous: Schenker AG, Purolator, FedEx
Matt Casey SVP, Safety	› 1 year with Forward Air › Previous: Forest City Technologies, Panther Premium Logistics
Michael Hance Chief Legal Officer	› 12 years with Forward Air › Previous: Baker, Donelson, Bearman, Caldwell & Berkowitz PLC
Matthew Jewell Chief Commercial Officer	› 18 years with Forward Air › Previous: Austin & Sparks, PC
Kyle Mitchin Chief People Officer	› 5 years with Forward Air › Previous: Panther Premium Logistics
Mike Morris Chief Financial Officer	› 3 years with Forward Air › Previous: XPO, Con-way
Chris Ruble Chief Operating Officer	› 22 years with Forward Air › Previous: FedEx
Jay Tomasello Chief Information Officer	› Joined Forward Air › Previous: FedEx

29

Social Responsibility SAFETY SUSTAINABILITY COMMUNITY/SOCIAL Applying innovation and Implementing new practices and Donating time, materials and enhanced safety practices to technologies to incorporate financial resources to support drive safer operating sustainability objectives in our the communities where we live environments operations and growth strategies and work Adopting in-vehicle safety . Increasing Forward Air’s . Addressing the societal issues technology such as event landfill diversion rate by caused by human trafficking recorders and risk alerts to partnering with Waste through partnering with facilitate safer driving Harmonics Truckers Against Trafficking . Improving fuel efficiency and . Volunteering, fundraising and Implementing workplace safety reducing emissions by partnering with various initiatives to identify and reduce partnering with the EPA Smart organizations across 53 of our environmental impact of Way program locations nationwide chemicals being transported 30

Expedited LTL

LTL: Revenue Overview 2018 Revenue by Customer Type Services Overview 16.0% Expedited regional, inter- regional and national LTL Domestic Forwarder - 58.0% 8.4% services, including pickup and delivery International Forwarder - 16.0% Final mile 6.6% 3PL - 8.4% Consolidation / deconsolidation Airline & GSA - 6.6% 5.3% Warehousing Final Mile - 5.3% Customs brokerage Other handling Comercial & Other - 5.7% 5.7% 58.0% 32

LTL: Operations Overview 2018 OPERATIONS Terminals 92 PUD Zip Codes 92% Tractors ~1,350 Trailers ~4,200 Employees ~2,700 Owner-Operators ~900 Daily Lbs. 10M Daily Lanes Served ~8,200 Daily Shipments ~16,400 Lbs. per Shipment 614 Warehouse Space (sq. ft.) 3.4M 33

LTL: Growth Strategy Evolving from a Middle Mile to a Door-to-Door Carrier Grow Pickup and Delivery volumes Increase network density . Class-based shipments . Increased weight per shipment . Legacy Complete . Final Mile integration Grow with freight intermediaries Expand terminal footprint . Domestic forwarders . Organically or through M&A . International forwarders . 3PLs Enhance IT & Business Intelligence tools . PUD operating system Grow Final Mile . Final Mile operating system . FSA Logistix integration . Revenue analytics . New M&A . Customer Relationship Management . Organic growth . Cost accounting (TCG software) 34

LTL: Final Mile Entered market with 2015 Towne acquisition . Small final mile operation, serving 4 markets and generating $13M in annualized revenue Grew organically to 8 markets generating $39M in revenue in 2018 Operated at LTL-like margins Significantly expanded footprint with FSA Logistix acquisition . Grew footprint to 63 terminals 300 Independent Contractors servicing 500+ routes daily Meaningful platform for future organic and inorganic growth 35

LTL: Financial Overview Revenue 1 EBIT 1 (CAGR = 11%) (CAGR = 5%) 800 120 700 100 600 80 500 GAAP) GAAP) - 400 - 60 300 $M $M (non $M $M (non 40 200 20 100 - - 3 3,4 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 2018 Results 2 2 2 Revenue EBIT EBIT Margin EBITDA EBITDA Margin $747.6 M $96.4 M 12.9% $118.9 M 15.9% 36

Intermodal

Intermodal: Revenue Overview 2018 Revenue by Customer Type Services Overview 25.0% BCO (Retailer) - 41.2% 15.8% Premium intermodal drayage Steamship Line - 25.0% Linehaul and local LTL services 3PL - 15.8% CFS warehousing services . Devanning International Forwarder - 12.2% 12.2% . Unit load device build-up/tear-down Broker - 4.6% . Security screening Other - 1.2% 4.6% 41.2% 1.2% 38

Intermodal: Operations Overview 2018 OPERATIONS Terminals 22 Tractors ~220 Trailers ~175 Chassis ~370 Employees ~670 Owner-Operators ~725 Daily Shipments ~1,200 CFS Space (sq. ft.) 184k Yards 25 39

Intermodal: Growth Strategy Footprint Expansion Driven by M&A Grow through acquisitions Grow with BCOs . Small regional providers . Top 500 importers – Midwest . “Partnership-based” buying strategy (not just rate-driven) – South . Potential for expansion within network – Southeast – Mid Atlantic Enhance IT & Business Intelligence tools . Larger opportunities (if available) . Revenue analytics . Current pipeline ≈ $500M . Customer Relationship Management . Drayage operating system Grow greenfield operations . Footprint expansion to support organic growth . Platform for scouting in-market acquisition candidates 40

Intermodal: Original Footprint 41

Intermodal: Current Footprint 42

Intermodal: Financial Overview Revenue 1 EBIT 1 (CAGR = 24%) (CAGR = 34%) 225 25 200 175 20 150 15 125 100 (GAAP) 10 $M $M (GAAP) 75 $M 50 5 25 - - 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2018 Results 2 2 Revenue EBIT EBIT Margin EBITDA EBITDA Margin $201.0 M $23.3 M 11.6% $29.6 M 14.7% 43

Truckload

Truckload: Revenue Overview Services Overview Time-definite truckload services 2018 Revenue by Customer Type . Long haul, regional & local 17.0% 20.9% D2D dedicated service LTL Carrier - 37.8% 10.3% LTL brokerage services Airline - 20.9% Wide range of equipment BCO (Retailer) - 17.0% . Rollerbed Forwarder - 10.3% 5.8% . Dry van Backhaul - 5.8% . Flatbed Pharma - 5.2% 5.2% . Straight trucks Other - 3.0% . Cargo vans 3.0% 37.8% . Refrigerated . High security 45

Truckload: Operations Overview 2018 OPERATIONS Tractors ~300 Trailers: Dry Van ~1,100 Trailers: Reefer ~50 Employees ~200 Owner-Operators ~225 Broker Carriers ~5,150 Weekly Loads ~1,900 46

Truckload: Growth Strategy Room for Secular Growth Capitalize on growing demand for time- Support Forward Air LTL operations definite Truckload services . Offer flexible capacity for LTL linehaul . Large market potential Enhance IT & Business Intelligence Grow diversified service offerings tools . Brokerage . McLeod operating system – “Carrier centric” selling . Revenue analytics – LTL brokerage . Customer Relationship Management . Hotshot . Cost accounting . Refrigerated Develop digital offerings . Web-based and App 47

Truckload: Financial Overview Revenue 1 EBIT 1 (CAGR = 10%) (CAGR = -13%) 225 14 200 12 175 10 150 ) 8 125 GAAP) - (GAAP 100 6 $M $M 75 $M $M (non 4 50 25 2 - - 5 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 2018 Results 2 Revenue EBIT EBIT Margin EBITDA 2 EBITDA Margin $192.6 M $5.1 M 2.6% $11.5 M 6.0% 48

Pool Distribution

Pool: Revenue Overview Services Overview High frequency handling and distribution of time- sensitive freight for shippers who have regular 2018 Revenue by Customer Type replenishment needs (e.g. Retailers) . Allows customers to “pool” their shipments for delivery to common locations (e.g., retail 26.5% malls), which lowers costs Regional and local distribution Dedicated (Retailer) 26.5% Other value-added services . Scheduled delivery within a pre-determined 1-2 hour window Integrated (Retailer) 73.5% . Inside delivery + . Liftgate 73.5% . Full custodial control, including scanning and customized paperwork . Returns pickup and processing 50

Pool: Solutions Overview 6 Separate LTL or Parcel Shipments Weekly Delivery to Stores Parcel Service P Center / Hub LTL Terminal Store 1 T LTL Terminal T T T T LTL Terminal Store 2 T T LTL Terminal Store 3 P P Parcel Store 4 Origin DC P P Parcel Store 5 P P Parcel Store 6 51

Pool: Solutions Overview Daily Delivery to Stores Store 1 Store 2 Single TL Shipment Store 3 TL Store 4 Origin DC Pool Facility Store 5 Store 6 52

Pool: Operations Overview 2018 OPERATIONS Terminals / Locations 36 Power Units ~700 Trailers ~650 Employees ~1,450 Owner-Operators ~350 Daily Deliveries ~3,500 Daily Carton Sorts ~600k Warehouse Space (sq. ft.) 1.7M 53

Pool: Growth Strategy Expanding Through New Verticals Grow non-retail verticals Improved Sales & Marketing . Industrial . Brand o HVAC, electronics, energy, packaging o Enhancements and improved focus o Customers include dealers, resellers, large commercial users . Pipeline development o Using D&B, tradeshows and other means to generate . Healthcare more robust pipeline of prospective new customers o Hospital supplies, medical supplies . Increased staffing o Customers include hospitals, nursing homes, clinics o New VP of Sales, adding National Account Director . Parts . Pricing & analytical support o Vehicular, construction, agriculture o Continued investment in people and technology o Customers include dealers, repair shops o Enhanced costing model to drive improved pricing & revenue quality . Hospitality o Hotels, restaurants o Customers include distributors 54

Pool: Financial Overview Revenue 1 EBIT 1 (CAGR = 11%) (CAGR = 23%) 225 7 200 6 175 5 150 125 4 100 3 $M $M (GAAP) 75 $M (GAAP) 2 50 25 1 - - 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 2018 Results 2 2 Revenue EBIT EBIT Margin EBITDA EBITDA Margin $194.1 M $5.9 M 3.0% $12.8 M 6.6% 55

Break

Corporate

Strong Foundation

Strengthening Our Foundation for Growth

Growth Management	› Uncovering "untapped upside" › Implementing data-driven pricing analysis to drive profitable growth
People	› Establishing next generation HR systems and processes › Enhancing owner-operator recruiting
Safety	› Establishing goal to be world class › Enhancing safety mindset
IT	› Improving operational systems & customer visibility › Implementing better data management to drive decisions
Culture & Purpose	› Building on strong operational culture › Expanding our mission beyond our legacy

~ $5 M
Investment In 2019

58

Growth Management Developing Profitable Growth Programs FIND KEEP EXPAND Initiatives that aim for the right Initiatives that keep good business, Initiatives that allow us to grow with Customers, Geographies, get rid of bad business and win our existing business Industries and Channels back good lost business Pursue underpenetrated Achieve 100% CRM adoption Aggressively incent cross-selling customers Roll out retention / win back Drive surcharge alignment Drive potential-based selling initiatives Push value added services Push e-commerce Eliminate or heal loss making customers 59

People Making Forward Air an Outstanding Professional Home Attract Develop ENGAGEMENT Assess Reward 60

Safety Goal to be World Class Safety Program Overview 58% Reduction in Department of Transportation Reported Injury Accidents Core Belief: Delivering excellence from 2017 to 2018 begins with safety Mission: Keep our people and the 26% Reduction in year-over- public safe with world-class, results- year Department of oriented execution Transportation Roadside inspection Violations Key Tools: Recruiting video link Top-Down Safety Culture Proactive Leadership High Safety Standards Risk-Targeted Safety Education Emerging Risk-Mitigation Technologies 61

Information Technology Investing for Future Growth OFFICE TERMINAL ROAD Business Intelligences Operating Systems Safety . Revenue Management . New (Final Mile) . Cameras . Customer Profitability . Enhanced (All) . Speed Monitoring Rating Engines Process Automation . Collision Avoidance Customer Service . Freight Handling . Simulators . Customer Relationship . Dimensioners . Predicative Analytics Management Track and Trace Improvements Dispatch System . Interactive Voice Recognition Fuel Efficiency Corporate . Oracle . Recruiting Tools 62

Financial Overview

2018 Results Record Year Across Every Major Financial Metric ($M except per share) 2017 2018 % Change Revenue 1,169.3 1,320.9 13.0% Operating Income 108.8 122.0 12.1% Net Income 87.3 92.1 5.5% EPS $2.89 $3.12 8.0% 2 EBITDA 149.9 164.2 9.5% 2 Free Cash Flow 67.6 117.3 73.5% 64

2018 Revenue Mix Increasingly Diversified Customer Mix 11.5% 7.1% Domestic Forwarder - 33.2% 23.2% BCO (Retailer) - 23.2% 6.7% International Forwarder - 11.5% 3PL - 7.1% 5.4% Airline - 6.7% 3.8% LTL Carrier - 5.4% Steamship Line - 3.8% 3.0% Final Mile - 3.0% 1.4% Pharma & Broker - 1.4% 4.7% Backhaul, Commercial & Other - 4.7% 33.2% 65

1Q19 Results Record First Quarter Across Every Major Financial Metric ($M except per share) 1Q18 1Q19 % Change Revenue 302.6 321.5 6.2% Operating Income 24.2 24.7 2.1% Net Income 17.7 18.4 4.0% EPS $0.60 $0.64 6.7% 2 EBITDA 34.9 35.5 1.7% Free Cash Flow 2 35.2 37.8 7.4% 66

Summary Financials Double Digit Growth Rates This Decade 1 Revenue 1 EBIT (CAGR = 13%) (CAGR = 11%) 1,400 125 1,200 100 1,000 GAAP) GAAP) 75 800 - - 600 50 400 $M $M (non $M $M (non 200 25 - - 3 3,4 5 2010 2011 2012 2013 2014 2015 2016 2017 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 1,2 EBITDA EPS 1 (CAGR = 10%) (CAGR = 14%) 180 3.50 160 3.00 140 ) 120 2.50 GAAP) - 2.00 100 GAAP 80 - 1.50 60 1.00 ($non $M $M (non 40 20 0.50 - 0.00 3,4 5 6 7 2010 2011 2012 2013 2014 2015 2016 2017 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 67

Cash Flow Strong Free Cash Flow and Conversion 125 160% High cash flow business 140% model 100 . Operating leverage without 120% capital expenditure intensity 100% 75 5-year average free cash 80% flow conversion of 102% GAAP) - 50 60% . Swings driven primarily by working capital from Conversion ($M non ($M 40% 25 acquired companies Free Free CashFlow 20% Expect free cash flow to 0 0% 2014 2015 2016 2017 2018 approximate net income over the medium term FCF Conversion Rate Note: FCF Conversion defined as Free Cash Flow (Operating Cash Flow less Net Capital Expenditures) divided by Net Income (non-GAAP) 68 See reconciliation of Free Cash Flow (non-GAAP) to Operating Cash Flow (GAAP) in the Appendix

Capital Returned to Shareholders Commitment to Return Capital to Shareholders Shareholder Returns Dividends Share Repurchase 90 80 70 60 50 $M 40 30 20 10 - 2014 2015 2016 2017 2018 69

Capital Allocation Disciplined Capital Allocation to Support Growth and Deliver Shareholder Returns Past 5 ($M) Outlook Years Expect annual net capital expenditures to remain consistent Capital Expenditures 188 (adjusted for inflation) Expect dividends to rise with increased earnings; Dividends 82 prefer ~1.0% dividend yield M&A 207 Expect M&A will continue to play a key role in our growth strategy Share Repurchase 215 Expect share repurchases to remain the outlet for excess free cash flow Total 692 Expect leverage to rise to ~1.0x EBITDA; source of “dry powder” Peak Leverage for M&A / share repurchase during declines in the freight cycle 70

Medium Term Maintain Double Digit Revenue Growth with Double Digit Margins Past 5 Years Medium Term Revenue Growth Nominal GDP + 10 percentage points Nominal GDP + 8 to 12 percentage points Last Year Medium Term EBIT Margin 9.2% ~10% ROIC 15.9% 20%+ 71

Q&A

Closing Remarks

Key Takeaways When It Matters, “Think Forward” Precision Execution Company National Footprint With Room To Grow Operating Model: Supports Growth and Operational Excellence Significant Untapped Upside Our Goal: Double Digit Growth at Double Digit Margins When It’s Bigger Than a Box and It Really Matters….. 74

Forward Air THINK FORWARD 75

Appendix

Appendix: Footnotes 1 Impact of ASC 606 (Revenue from Contracts with Customers) estimated for 2010-2013 2 See GAAP to Non-GAAP reconciliation of this non-GAAP metric in the Appendix here-in 3 Adjusted to exclude $0.6 million of revenue related to the Towne integration (non-GAAP) 4 Adjusted to exclude $23.7 million of costs related to the Towne integration (non-GAAP) 5 Adjusted to exclude $42.4 million for the TQI impairment charge (non-GAAP) 6 Adjusted to exclude $0.29 of costs related to the Towne integration (non-GAAP) 7 Adjusted to exclude $1.18 for the TQI impairment charge (non-GAAP) 77

GAAP vs Non-GAAP Reconciliation

$ in millions, shares in 000s

GAAP Revenue Reconciliation	Q1 2019	Q1 2018	2018	2017	2016	2015	2014	2013	2012	2011	2010
GAAP Revenue	321.5	302.6	1,320.9	1,169.3	1,030.2	987.9	824.7	672.2	603.9	557.4	494.0
Towne Integration	-	-	-	-	-	0.6	-	-	-	-	-
Adjusted Revenue	321.5	302.6	1,320.9	1,169.3	1,030.2	987.3	824.7	672.2	603.9	557.4	494.0

GAAP Financials	Q1 2019	Q1 2018	2018	2017	2016	2015	2014	2013	2012	2011	2010
Operating Income	24.7	24.2	122.0	108.8	59.7	81.7	96.3	84.4	83.5	77.0	53.7
Operating Margin	7.7%	8.0%	9.2%	9.3%	5.8%	8.3%	11.7%	12.6%	13.8%	13.8%	10.9%
Net Interest & Other Expense	(0.6)	(0.4)	(1.8)	(1.2)	(1.6)	(2.1)	(0.3)	(0.4)	(0.4)	(0.5)	(0.6)
Income Taxes	5.8	6.1	28.2	20.3	30.6	24.1	34.9	29.5	30.5	29.4	21.1
Net Income (Loss)	18.4	17.7	92.1	87.3	27.5	55.5	61.1	54.5	52.7	47.1	32.0
Fully Diluted Share Count	28,648	29,480	29,190	29,964	30,444	31,040	31,072	30,762	29,536	29,435	29,111
Income Allocated to Participating Securities	(0.2)	(0.1)	(0.9)	(0.7)	(0.2)	(0.4)	(0.4)	0.0	0.0	0.0	0.0
Fully Diluted EPS	0.64	0.60	3.12	2.89	0.90	1.78	1.95	1.77	1.78	1.60	1.10
Cash Flow from Operations	41.5	40.8	152.6	103.4	130.4	85.7	91.7	90.8	68.6	77.0	54.0

Non GAAP Adjustments	Q1 2019	Q1 2018	2018	2017	2016	2015	2014	2013	2012	2011	2010
Towne Integration				-	-	(24.3)	-	-	-	-	-
TQI Impairment	-			-	(42.4)	-	-	-	-	-	-
Operating Income	-	-	-	-	(42.4)	(24.3)	-	-	-	-	-
Net Interest & Other Expense	-	-	-	-	-	(0.4)	-	-	-	-	-
Income Taxes	-	-	-	-	(6.4)	(15.7)	-	-	-	-	-
Net Income (Loss)	-	-	-	-	(36.0)	(9.0)	-	-	-	-	-
Fully Diluted Share Count	28,648	29,480	29,190	29,964	30,444	31,040	31,072	30,762	29,536	29,435	29,111
Fully Diluted EPS	-	-	-	-	(1.18)	(0.29)	-	-	-	-	-

Non GAAP Financials	Q1 2019	Q1 2018	2018	2017	2016	2015	2014	2013	2012	2011	2010
Adjusted Operating Income	24.7	24.2	122.0	108.8	102.1	106.0	96.3	84.4	83.5	77.0	53.7
Adjusted Operating Margin	7.7%	8.0%	9.2%	9.3%	9.9%	10.7%	11.7%	12.6%	13.8%	13.8%	10.9%
Net Interest & Other Expense	(0.6)	(0.4)	(1.8)	(1.2)	(1.6)	(1.7)	(0.3)	(0.4)	(0.4)	(0.5)	(0.6)
Adjusted Income Taxes	5.8	6.1	28.2	20.3	37.0	39.8	34.9	29.5	30.5	29.4	21.1
Adjusted Net Income (Loss)	18.4	17.7	92.1	87.3	63.5	64.5	61.1	54.5	52.7	47.1	32.0
Fully Diluted Share Count	28,648	29,480	29,190	29,964	30,444	31,040	31,072	30,762	29,536	29,435	29,111
Income Allocated to Participating Securities	(0.2)	(0.1)	(0.9)	(0.7)	(0.2)	(0.4)	(0.4)	0.0	0.0	0.0	0.0
Adjusted EPS	0.64	0.60	3.12	2.89	2.08	2.07	1.95	1.77	1.78	1.60	1.10
Adjusted Operating Income	24.7	24.2	122.0	108.8	102.1	106.0	96.3	84.4	83.5	77.0	53.7
(+) Depreciation & Amortization	10.8	10.7	42.2	41.1	38.2	37.1	31.1	23.6	21.0	21.0	20.5
Adjusted EBITDA	35.5	34.9	164.2	149.9	140.3	143.1	127.4	108.0	104.5	98.0	74.2
Adjusted EBITDA Margin	11.0%	11.5%	12.4%	12.8%	13.6%	14.5%	15.5%	16.1%	17.3%	17.6%	15.0%
Cash Flow from Operations	41.5	40.8	152.6	103.4	130.4	85.7	91.7	90.8	68.6	77.0	54.0
Net Capex	(3.7)	(5.6)	(35.3)	(35.8)	(40.3)	(38.8)	(37.6)	(33.4)	(20.5)	(19.9)	(13.7)
Free Cash Flow	37.8	35.2	117.3	67.6	90.1	46.9	54.1	57.4	48.1	57.1	40.3
Free Cash Flow Conversion	205%	199%	127%	77%	142%	73%	89%	105%	91%	121%	126%

Segment EBITDA Reconciliation

Expedited LTL	2018
GAAP Revenue	$ 747.6
GAAP Operating Income	$ 96.4
(+) Depreciation & Amortization	22.5
= EBITDA	$ 118.9
EBITDA Margin	15.9%

Intermodal	2018
GAAP Revenue	$ 201.0
GAAP Operating Income	$ 23.3
(+) Depreciation & Amortization	6.3
= EBITDA	$ 29.6
EBITDA Margin	14.7%

Truckload Premium Services	2018
GAAP Revenue	$ 192.6
GAAP Operating Income	$ 5.1
(+) Depreciation & Amortization	6.4
= EBITDA	$ 11.5
EBITDA Margin	6.0%

Pool Distribution	2018
GAAP Revenue	$ 194.1
GAAP Operating Income	$ 5.9
(+) Depreciation & Amortization	6.9
= EBITDA	$ 12.8
EBITDA Margin	6.6%

78

Thank You For Your Time Investor Relations Contact: Mike Morris, CFO & Treasurer mmorris@forwardair.com (404) 362-8933